UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2023

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)(1)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVSQ	N/A

(1)

On December 21, 2022, our common stock was suspended from trading on the NASDAQ Global Select Market (“NASDAQ”). On December 21, 2022, our common stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “CLVSQ.” On December 29, 2022, NASDAQ filed a Form 25 delisting our common stock from trading on NASDAQ, which delisting became effective at the opening of the trading session on January 9, 2023. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our common stock under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Secured Superpriority Debtor-in-Possession Financing Agreement

As previously disclosed, on December 11, 2022, Clovis Oncology, Inc. (the “Company”) and certain of its subsidiaries (such subsidiaries being Clovis Oncology Ireland Limited (“Clovis Ireland”) and Clovis Oncology UK Limited (“Clovis UK”), which, together with the Company are hereinafter referred to as the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

On January 6, 2023, the Company, as borrower, entered into that certain Secured Superpriority Debtor In Possession Financing Agreement (the “DIP Financing Agreement”), by and among the Company, Clovis Ireland and Clovis UK, as guarantors, the lenders from time to time party thereto (the “Lenders”) and TOP IV Talents, LLC, as administrative agent to the Lenders and collateral agent to the Secured Parties (as defined in the DIP Financing Agreement) (the “Administrative Agent”), pursuant to which the Lenders agreed to provide the Company with a debtor-in-possession term loan credit facility in an aggregate original principal amount of up to $75,000,000 (as may be increased from time to time through the capitalization of interest and other amounts that are paid in kind) (the “DIP Credit Facility”), comprised of (i) $45,000,000 of new money term loans, of which the Initial Draw (as defined below) was made available to the Debtors on December 19, 2022 and the second draw will be made available to the Debtors as described further below (the “New Money DIP Loans”) and (ii) $30,000,000 of existing Prepetition Financing Agreement Obligations (as defined below) under that certain Financing Agreement, dated as of May 1, 2019 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the Petition Date, the “Prepetition Financing Agreement” and the indebtedness and other obligations of the Debtors arising thereunder, the “Prepetition Financing Agreement Obligations”), by and among the Company, the other Debtors, as guarantors thereunder, the lenders from time to time party thereto (the “Prepetition Lenders”), and TOP IV SPV GP, LLC, as administrative agent to the Prepetition Lenders and collateral agent to the Prepetition Secured Parties (as defined in the DIP Financing Agreement), of which $20,000,000 of Prepetition Financing Agreement Obligations was converted on a dollar for dollar basis into the DIP Credit Facility on December 16, 2022 and an additional $10,000,000 of Prepetition Financing Agreement Obligations will be converted on a dollar for dollar basis into the DIP Credit Facility as described further below (the “Rolled Term Loans”). The New Money DIP Loans have been or will be made available to the Debtors as follows: (i) an initial draw of up to $30,000,000 (the “Initial Draw”) was fully funded on December 19, 2022, and (ii) a second draw of up to $15,000,000 will be made available for drawing (in a single draw) on the first business day following the Final DIP Order Entry Date (as defined below) until forty-five (45) days after the Final DIP Order Entry Date, subject to the satisfaction (or waiver) of certain conditions precedent as set forth in the DIP Financing Agreement. With respect to the Rolled Term Loans, (i) on December 16, 2022, $20,000,000 of Prepetition Financing Agreement Obligations was converted into Rolled Term Loans, and (ii) on the date of entry by the Court of an order authorizing and approving (among other things) the DIP Credit Facility on a final basis (the “Final DIP Order Entry Date”), $10,000,000 of Prepetition Financing Agreement Obligations will be converted into Rolled Term Loans.

The DIP Credit Facility includes, among other things, conditions precedent, representations and warranties, affirmative and negative covenants and events of default consistent with those set those set forth in the summary of terms and conditions contained in Annex B to that certain commitment letter (the “DIP Term Sheet”) as disclosed (and more particularly described) in the attachment to the Company’s Current Report on Form 8-K filed on December 19, 2022, or that are otherwise customary for financings of this type including covenants prohibiting the Debtors’ operating expense disbursements, capital expenditures and professional fees from exceeding the Approved Cash Flow Forecast (as defined in the DIP Financing Agreement), subject to certain permitted variances thereto. Subject to the Approved Budget and Approved Cash Flow Forecast, proceeds of the DIP Credit Facility may be used for the Debtors’ working capital needs, including to fund the costs of the administration of the Cases and to pay professional fees and expenses; provided that the Rolled Term Loans shall solely be used to effectuate the conversion of Prepetition Financing Agreement Obligations into the DIP Credit Facility as set forth above. In addition, the Debtors (and their subsidiaries) shall be subject to prohibitions on certain uses of the proceeds of the DIP Credit Facility and/or cash collateral, which are usual and customary for a debtor-in-possession financing of this type.

The DIP Financing Agreement also provides that to the extent that the outstanding Obligations under the DIP Financing Agreement and the other Loan Documents (as defined in the DIP Financing Agreement) (such obligations being collectively referred to herein as the “Obligations”) are not paid in full in cash on the effective date of a plan of reorganization of the Company under Chapter 11 of the Bankruptcy Code that is (among other things) in form and substance acceptable to the Required Lenders (as defined in the DIP Financing Agreement) (an “Acceptable Plan”), such outstanding Obligations shall, in full and final satisfaction of such Obligations, be converted on a dollar-for-dollar basis on the effective date of such Acceptable Plan into non-interest (or other premium) contingent value rights, which (among other things) entitle the holder thereof to, on a first priority basis over any other rights that may exist, the proceeds realized by the Debtors or any successor(s) thereto, including any trust established in the Case, to effectuate the Acceptable Plan and wind-down the Debtors’ estates, in connection with the FAP Sale Transaction (as defined in the DIP Financing Agreement) and any other applicable sale transaction until an amount equal to the outstanding Obligations (which includes the Rolled Term Loans) are paid in full in cash to the holders thereof.

The foregoing description of the DIP Financing Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Financing Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Pledge and Security Agreement

On January 6, 2023, concurrently with the entry into the DIP Financing Agreement, the Company, as grantor, entered into that certain Pledge and Security Agreement (the “Security Agreement”), by and among the Company, certain subsidiaries of the Company, as grantors (together with the Company, the “Grantors” and each a “Grantor”), and the Administrative Agent, pursuant to which each Grantor granted in favor of the Administrative Agent, on behalf of and for the benefit of the Secured Parties (as defined in the Security Agreement), a security interest in and continuing lien on all of each Grantor’s assets and property (other than Excluded Property (as defined below)) whether now owned or existing or hereafter acquired or arising and wherever located, to secure the prompt and complete payment and performance of all Obligations.

“Excluded Property” means (each of following capitalized terms not otherwise defined herein are as defined in the DIP Financing Agreement) (i) the 3BP Agreement (but not any of the rights, titles and interests of the Loan Parties to receive payments or other proceeds under, in respect of, on account of, or otherwise in relation to, the 3BP Agreement or any rights related thereto, including the proceeds of any assignment, sale or other disposition thereof), (ii) the FAP Approved Stalking Horse APA (but not any of the rights, titles and interests of the Loan Parties to receive payments or other proceeds under, in respect of, on account of, or otherwise in relation to, the FAP Approved Stalking Horse APA or any rights related thereto, including the proceeds of any assignment, sale or other disposition thereof), (iii) prior to the Final DIP Order Entry Date, the proceeds of Avoidance Actions and (iv) any U.S. intent-to-use trademark application solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable U.S. federal law. For the avoidance of doubt, the FAP Assets (as defined in the DIP Financing Agreement) do not constitute Excluded Property.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the DIP Financing Agreement and the Security Agreement is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity and the development of the industry in which we operate may differ materially from the forward-looking statements contained herein. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the Company’s plans to sell its assets pursuant to chapter 11 of the U.S. Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; and other statements regarding the Company’s strategy and future operations, performance and prospects among others. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks associated with the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and any potential asset sale; the effect of the Chapter 11 filings and any potential asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the potential asset sale; uncertainty regarding obtaining Court approval of a sale of the Company’s assets or other conditions to the potential asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Secured Superpriority Debtor-In-Possession Financing Agreement, dated as of January 6, 2023, by and among the Company, as borrower, Clovis Ireland and Clovis UK, as guarantors, the Lenders and the Administrative Agent.

10.2	Pledge and Security Agreement, dated as of January 6, 2023, by and among the Company certain subsidiaries of the Company, as grantors, and the Administrative Agent.

104	The cover page from Clovis Oncology, Inc.’s Current Report on Form 8-K is formatted in iXBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2023

CLOVIS ONCOLOGY, INC.

	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel